Exhibit 10.3

PRE-FUNDED WARRANT SUBSCRIPTION AGREEMENT

This Pre-Funded Warrant Subscription Agreement (this “Agreement”) is made as of April 21, 2025 by and between Rein Therapeutics, Inc., a Delaware corporation (the “Company”), and Bios 2024 Co-Invest, LP, a Delaware limited partnership (the “Purchaser”).

WHEREAS, the parties desire to enter into this Agreement for the sale and issuance of pre-funded warrants to purchase shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company (the “Pre-Funded Warrants”).

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Sale and Issuance of Pre-Funded Warrants. The Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, subject to the terms and conditions set forth in this Agreement, Pre-Funded Warrants to purchase 312,695 shares of Common Stock, in the form attached hereto as Exhibit A, at a purchase price per Pre-Funded Warrant of $1.599, for an aggregate purchase price of $499,999.31 (the “Purchase Price”). The Purchase Price for the Pre-Funded Warrants shall be paid by the Purchaser by wire transfer of immediately available funds or such other method as may be acceptable to the Company on or prior to April 24, 2025. Upon receipt by the Company of the Purchase Price, the Company shall issue to the Purchaser the Pre-Funded Warrants, in the name of the Purchaser, exercisable for the number of shares of Common Stock set forth above.

2. Company’s Representations and Warranties.

The Company hereby represents and warrants to the Purchaser as of the date hereof that:

(a)	The Company has the requisite corporate power and authority and power to enter into this Agreement and to consummate the transactions contemplated hereby.

(b)

Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the issuance of the Pre-Funded Warrants by the Company to the Purchaser as contemplated by this Agreement or the issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants.

(c)

Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3, neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of securities or solicited any offers to buy any security, under circumstances that would cause the transactions contemplated by this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act and require the registration of any such security under the Securities Act.

(d)

Neither the Company nor any person acting on behalf of the Company has offered the Pre-Funded Warrants by any form of general solicitation or advertising. The Company has offered the Pre-Funded Warrants only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

3. Purchaser’s Representations and Warranties.

The Purchaser hereby represents and warrants to the Company as of the date hereof that:

(a)	The Purchaser has the requisite power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

(b)

The Purchaser understands that the Pre-Funded Warrants and the shares of Common Stock issuable upon exercise thereof are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. The Purchaser is acquiring the Pre-Funded Warrants and any shares of Common Stock issuable upon exercise thereof (the “Securities”) as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities in the ordinary course of its business.

(c)

The Purchaser is acquiring the Securities for its own account, not as nominee or agent, for the purpose of investment and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.

(d)

At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises the Pre-Funded Warrants, it will be an “accredited investor” as defined in Rule 501(a) the Securities Act.

(e)

The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)

The Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, and has conducted and completed its own independent due diligence.

(g)	The Purchaser is not, to its knowledge, purchasing the Securities as a result of any general solicitation or general advertisement.

(h)

The Purchaser understands the Pre-Funded Warrants and the shares of Common Stock issuable upon exercise thereof are not, and will not be, registered for resale under the Securities Act, or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

THESE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BUT HAVE BEEN OR WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION.

4. Registration Rights Agreement. The Company and the Purchaser agree that, in connection with and on the same day as the execution of this Agreement, they shall execute a Registration Rights Agreement in substantially the form attached hereto as Exhibit B.

5. Miscellaneous.

(a) Severability. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(b) Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

(c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(d) Notice. All notices and other communications given or made pursuant to this Agreement shall be in writing (including electronic mail as permitted in this Agreement) and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Purchaser at its address as set forth on the signature pages, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 5(d). If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attn.: Stuart M. Falber.

(e) Entire Agreement. This Agreement (including the Exhibit hereto) constitutes the full and entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(f) Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

(g) Amendment. This Agreement may be amended or modified only by a written instrument executed by the Company and the Purchaser.

(h) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(i) Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

(j) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

REIN THERAPEUTICS, INC.

By:	/s/ Brian Windsor
Name: Brian Windsor
Title: President and Chief Executive Officer

Address: [***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER:

BIOS 2024 CO-INVEST, LP

By:	/s/ Aaron Fletcher
Name: Aaron Glenn Louis Fletcher
Title: Managing Partner

Address: [***]

Exhibit A

Form of Pre-Funded Warrant

Exhibit B

Form of Registration Rights Agreement